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                                                                   Exhibit 10.27


                ------------------------------------------------
                    [FORM OF LONG TERM INCENTIVE STOCK PLAN]

                         PACKAGING DYNAMICS CORPORATION

                       2002 LONG TERM INCENTIVE STOCK PLAN

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                               TABLE OF CONTENTS

Section 1.  Purpose .....................................................   1
            -------

Section 2.  Definitions .................................................   1
            -----------

Section 3.  Administration ..............................................   4
            --------------

Section 4.  Shares Available for Awards .................................   5
            ---------------------------

Section 5.  Eligibility .................................................   6
            -----------

Section 6.  Options .....................................................   6
            -------

Section 7.  Stock Appreciation Rights ...................................   7
            -------------------------

Section 8.  Restricted Stock and Restricted Stock Units .................   8
            -------------------------------------------

Section 9.  Performance Awards ..........................................   9
            ------------------

Section 10.  Other Stock-Based Awards ...................................   9
             ------------------------

Section 11.  Amendment and Termination ..................................  10
             -------------------------

Section 12.  General Provisions .........................................  10
             ------------------

Section 13.  Term of the Plan ...........................................  14
             ----------------

                         PACKAGING DYNAMICS CORPORATION

                       2002 Long Term Incentive Stock Plan

          Section 1. Purpose. The purposes of this Packaging Dynamics
                     -------
Corporation 2002 Long Term Incentive Stock Plan are to promote the interests of Packaging Dynamics Corporation and its stockholders by (i) attracting and retaining exceptional officers, employee-directors and other key employees, non-employee directors and consultants of the Company and its Affiliates, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

          Section 2. Definitions. As used in the Plan, the following terms shall
                     -----------
have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or controls the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

          "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award granted under this Plan.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by the Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

          "Committee" shall mean (i) a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of whom is intended to be a "non-employee director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code section 162(m)), respectively, or (ii) if at any time such a committee has not been so designated by the Board, the Board.

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                  "Company" shall mean Packaging Dynamics Corporation together with any successor thereto.

                  "Fair Market Value" shall mean, as of any given date: (i) if the Shares are publicly traded, the closing sale price of a Share on the date preceding such given date as reported in the Western Edition of the Wall Street
                                                                    -----------
Journal or (ii) if the Shares are not publicly traded, the fair market value of
-------
a Share as otherwise determined by the Committee in its sole discretion.

                  "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

                  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Other Stock-Based Award" shall mean any right granted under
Section 10 of the Plan.

                  "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  "Participant" shall mean any officer, employee-director or other key employee, non-employee director or consultant of the Company or its Affiliates eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

                  "Performance Award" shall mean any right granted under Section 9 of the Plan.

                  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

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                  "Plan" shall mean this Packaging Dynamics Corporation 2002
Long Term Incentive Stock Plan.

                  "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

                  "Restricted Stock Unit" shall mean any unit granted under
Section 8 of the Plan.

                  "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time-to-time.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

                  "Shares" shall mean the common shares of the Company, $.01 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Committee pursuant to Section 4(b).

                  "Stock Appreciation Right" shall mean any right granted under
Section 7 of the Plan.

                  "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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          Section 3. Administration.
                     --------------

                (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee's powers shall include, without limitation, the authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares, to be covered by or, with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Administrator in its sole discretion determines; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

                (c) The mere fact that a Committee member shall fail to qualify as a "non-employee" or "outside director" within the meaning of Rule 16b-3 and Code section 162(m), respectively, shall not invalidate any Award made by the Committee, which Award is otherwise validly made under the Plan.

                (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

          Section 4. Shares Available for Awards
                     ---------------------------

                (a)  Shares Available. Subject to adjustment as provided in
                     ----------------
Section 4(b), the aggregate number of Shares shall be 1,400,000 and the maximum number of Shares with respect to which Awards may be granted to any Participant in any calendar year shall not exceed 200,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting) and in either such case a Participant has received no benefits of ownership with respect to the forfeited Shares or the Shares to which such expired, terminated or canceled Award relates (other than voting rights and dividends that were forfeited in connection with such forfeiture, expiration, termination or cancellation), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

                (b)  Adjustments. In the event that the Committee determines
                     -----------
that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any calendar year, (iii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and
(iv) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for the early cancellation, expiration or termination of such Award with or without consideration or consent; provided, however, that in the case of cancellation without consideration or consent, the Participant is given an appropriate period of time to exercise such Award prior to such cancellation (to the extent such Award was otherwise exercisable); and provided further, that in each case, with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time-to-time amended.

                (c)  Sources of Shares Deliverable Under Awards. Any Shares
                     ------------------------------------------
delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

          Section 5. Eligibility. Any officer, director employee, advisor or
                     -----------
consultant to the Company or any of its Affiliates shall be eligible to be designated a Participant.

          Section 6. Options.
                     -------

                (a)  Grant. Subject to the provisions of the Plan, the Committee
                     -----
shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as amended from time-to-time, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall be regarded as a Non-Qualified Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan); provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

                (b) Exercise Price. The Committee, in its sole discretion, shall
                    --------------
establish the exercise price per Share at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement; provided that the exercise price of any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Share on such date. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the exercise price of such Incentive Stock Option shall be no less than 110% of the Fair Market Value of the Share on the date such Incentive Stock Option is granted.

                 (c) Option Term. The term of each Option shall be fixed by the
                     -----------
Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that if an employee owns or is deemed
                        --------  -------
to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                 (d) Exercise. Each Option shall be exercisable at such times
                     --------
and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                 (e) Payment. No Shares shall be delivered pursuant to any
                     -------
exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), by means of a cashless exercise procedure approved by the Committee, or by a combination of the foregoing; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

          Section 7. Stock Appreciation Rights.
                     -------------------------

                 (a) Grant. Subject to the provisions of the Plan, the Committee
                     -----
shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant.

                 (b) Exercise and Payment. A Stock Appreciation Right shall
                     --------------------
entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

                 (c) Other Terms and Conditions. Subject to the terms of the
                     --------------------------
Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time-to-time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

          Section 8. Restricted Stock and Restricted Stock Units.
                     -------------------------------------------

                 (a) Grant. Subject to the provisions of the Plan, the Committee
                     -----
shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

                 (b) Transfer Restrictions. Shares of Restricted Stock and
                     ---------------------
Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

                 (c) Payment, Dividends and Voting Rights. Each Restricted Stock
                     ------------------------------------
Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion. Unless otherwise determined by the Committee, Participants who have been granted shares of Restricted Stock may exercise full voting rights with respect to those Shares.

          Section 9.  Performance Awards.
                      ------------------

                      (a) Grant. The Committee shall have sole and complete
                          -----
authority to determine the Participants who shall receive a "Performance Award," which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

                      (b) Terms and Conditions. Subject to the terms of the Plan
                          --------------------
and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

                      (c) Payment of Performance Awards. Performance Awards may
                          -----------------------------
be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

          Section 10. Other Stock-Based Awards.
                      ------------------------

                      (a) General. The Committee shall have authority to grant
                          -------
to Participants an "Other Stock-Based Award," which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based

Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

                       (b) Dividend Equivalents. In the sole and complete
                           --------------------
discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

           Section 11. Amendment and Termination.
                       -------------------------

                       (a) Amendments to the Plan. The Board may amend, alter,
                           ----------------------
suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement with which the Board intends the Plan to comply; and provided further, that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

                       (b) Certain Adjustments of Awards Upon the Occurrence of
                           ----------------------------------------------------
Certain Unusual or Nonrecurring Events. In recognition of (i) unusual or
--------------------------------------
nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company or any Affiliate, (ii) changes in applicable laws, regulations, or accounting principles, or (iii) any other unusual or nonrecurring event as determined by the Committee, the Committee is hereby authorized to make certain adjustments to the exercisability and vesting of Awards, including the acceleration of vesting or exercisability or lapse of restrictions otherwise applicable to such Awards.

          Section 12.  General Provisions.
                       ------------------

                       (a) Non-Transferability. Each Award, and each right under
                           -------------------
any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee. No Award that constitutes a "derivative security" for purposes of Section 16 of the Exchange

Act, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. With respect to Non-Qualified Stock Options, upon the approval of the Committee and subject to the policies and procedures set forth by the Committee, the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant's lifetime for estate planning purposes.

                       (b) No Rights to Awards. No Participant or other Person
                           -------------------
shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

                       (c) Share Certificates. All certificates for Shares or
                           ------------------
other securities of the Company or any Affiliates delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                       (d) Delegation. Subject to the terms of the Plan, the
                           ----------
provisions of this Agreement and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

                       (e) Withholding. A Participant may be required to pay to
                           -----------
the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award (as described below), from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the minimum amount of tax required to be withheld. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

                       (f) Award Agreements. Each Award hereunder shall be
                           ----------------
evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited, to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

                       (g) No Limit on Other Compensation Arrangements. Nothing
                           -------------------------------------------
contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                       (h) No Right to Employment. The grant of an Award shall
                           ----------------------
not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                       (i) No Rights as Stockholder. Subject to the provisions
                           ------------------------
of the Plan and the Applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

                       (j) Governing Law. The validity, construction, and effect
                           -------------
of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

                       (k) Severability. If any provision of the Plan or any
                           ------------
Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                       (l) Other Laws. The Committee may refuse to issue or
                           ----------
transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made would be in compliance with all applicable requirements of the U.S. federal securities laws.

                       (m) No Trust or Fund Created. Neither the Plan nor any
                           ------------------------
Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                       (n) No Fractional Shares. No fractional Shares shall be
                           --------------------
issued or delivered pursuant to the Plan or any Award, and the Committee shall

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

determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                       (o) Headings. Headings are given to the Sections and
                           --------
subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

           Section 13. Term of the Plan.
                       ----------------

                       (a) Effective Date. The Plan shall be effective as of
                           --------------
the effective date of a registration statement of the Company filed on Form S-8 under the Securities Act of 1933, as amended.

                       (b) Expiration Date. No Award shall be granted under the
                           ---------------
Plan after ten years from the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after ten years following the Effective Date.

                                       14